                                                           EXHIBIT 99.1


                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDED JUNE 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


--------------------------------------------------------------------------------------------------
                                                  DOCUMENT         PREVIOUSLY        EXPLANATION
REQUIRED ATTACHMENTS:                             ATTACHED          SUBMITTED          ATTACHED

1.  Tax Receipts                                    ( )                (X)               (X)

2.  Bank Statements                                 ( )                ( )               (X)

3.  Most recently filed Income Tax Return           ( )                (X)               ( )

4.  Most recent Annual Financial Statements         ( )                (X)               ( )
     prepared by accountant



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ David R. Gibson               SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER
------------------------------    ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE

        DAVID R. GIBSON                            JULY 29, 1997
-------------------------------    --------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                        FOR THE MONTH ENDED JUNE 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                        FOR THE MONTH ENDED JUNE 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:

SUBSEQUENT TO THE ISSUANACE OF THE MAY 31, 1997 MONTHLY OPERATING REPORT, THE COMPANY COMPLETED THE CLOSING OF ITS UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996; EXCEPT FOR THE APPLICATION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121"). THE FOLLOWING FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE SFAS 121 HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS
121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WOULD BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30,1997.

(1) THE COMPANY HAS REDUCED PAGING REVENUES TO REFLECT THE RECORDING OF AN ALLOWANCE FOR ESTIMATED DISPARITIES BETWEEN SYSTEM RECORDED REVENUES AND CASH COLLECTIONS IN THE AMOUNTS OF $2.0, $2.0 AND $4.0 MILLION IN THE MONTHS OF JUNE, MAY AND APRIL, RESPECTIVELY.

(2) REFLECTS AN APPROXIMATELY $2.5 MILLION ADJUSTMENT TO REDUCE PREVIOUSLY REPORTED DEPRECIATION EXPENSE AS A RESULT OF THE CLOSING OF THE UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996.



                              MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE MONTHS ENDED JUNE 30, 1997, MAY 31, 1997 AND APRIL 30, 1997
                                           ( UNAUDITED )
                                          ( IN THOUSANDS )

                                                        June            May           April
                                                        1997           1997            1997
                                                   -------------  -------------  --------------
PAGING REVENUES
       SERVICE, RENTS & MAINTENANCE (1)                $40,987        $43,599         $42,597

EQUIPMENT SALES
       PRODUCT SALES                                    2,650          2,039           2,930
       COST OF PRODUCTS SOLD                            2,634          2,011           2,515
                                                   ----------     ----------      ----------
         EQUIPMENT MARGIN                                  16             28             415

       NET REVENUE                                     41,003         43,627          43,011

OPERATING EXPENSE
       SERVICE, RENTS & MAINTENANCE                    12,413         14,154          12,284
       SELLING                                          5,537          6,110           5,971
       GENERAL ADMINISTRATION                          15,213         15,518          17,458
                                                   ----------     ----------      ----------

       OPERATING  EXPENSE BEFORE DEPR. & AMORT.        33,163         35,781          35,713

       EBITDA BEFORE REORGANIZATION COSTS               7,840          7,845           7,298

       REORGANIZATION COSTS                             2,281          1,473           1,891
                                                   ----------     ----------      ----------

       EBITDA AFTER REORGANIZATION COSTS                5,559          6,372           5,408

DEPRECIATION                                            9,292          8,705           8,498 (2)
AMORTIZATION                                            9,232          9,232           9,232
                                                   ----------     ----------      ----------
       TOTAL DEPRECIATION AND AMORTIZATION             18,523         17,938          17,731

OPERATING LOSS                                        (12,964)       (11,566)        (12,323)

INTEREST EXPENSE                                        4,957          5,277           5,056
OTHER EXPENSE                                               0              0               0
                                                   ----------     ----------      ----------

LOSS BEFORE INCOME TAX BENEFIT                        (17,921)       (16,843)        (17,378)

INCOME TAX BENEFIT                                          0              0               0
                                                   ----------     ----------      ----------

NET LOSS                                             ($17,921)      ($16,843)       ($17,378)
                                                   ----------     ----------      ----------
                                                   ----------     ----------      ----------

                                    SEE ACCOMPANYING NOTES.

                                             4 of 18

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                        FOR THE MONTH ENDED JUNE 30, 1997



DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


-------------------------------------------------------------------------------


See balance sheet attached.

HEADNOTES:

SUBSEQUENT TO THE ISSUANCE OF THE MAY 31, 1997 MONTHLY OPERATING REPORT, THE COMPANY COMPLETED THE CLOSING OF ITS UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996; EXCEPT FOR THE APPLICATION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF" ("SFAS 121").
 THE FOLLOWING FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE SFAS 121 HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WOULD BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTOR'S FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997

(1) REFLECT CERTAIN ADJUSTMENTS TO PREVIOUSLY REPORTED BALANCE SHEET ACCOUNTS AS A RESULT OF THE CLOSING OF THE UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996.



                                    MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                            CONSOLIDATED BALANCE SHEETS
                              AS OF JUNE 30, 1997, MAY 31, 1997 AND APRIL 30, 1997
                                                  (UNAUDITED)
                                                (IN THOUSANDS)

                                                                       June 30       May 31        April 30
                                                                        1997          1997 (1)       1997 (1)
                                                                     -----------   -----------   --------------
 ASSETS:
    CURRENT ASSETS:
       Cash                                                              $4,059        $3,425         $8,799
       Accounts Receivable, Net                                          60,834        60,186         60,871
       Inventory                                                          6,576         9,090         10,535
       Prepaid Expenses                                                   1,130         1,108          1,287
       Other Current Assets                                               2,755         2,616          2,795
                                                                     ----------    ----------     ----------
               Total Current Assets                                      75,353        76,425         84,287

    NONCURRENT ASSETS:
       Property and Equipment, Net                                      296,429       298,041        303,966
       Deferred Financing Fees, Net                                      26,261        26,815         27,369
       Investment In Net Assets Of Equity Affiliate                       2,001         1,978          1,950
       Intangible Assets, Net                                         1,063,963     1,072,966      1,082,264
       Other Assets                                                         919           933            878
                                                                     ----------    ----------     ----------
              Total Noncurrent Assets                                 1,389,574     1,400,732      1,416,428

       TOTAL ASSETS                                                  $1,464,927    $1,477,158     $1,500,715
                                                                     ----------    ----------     ----------
                                                                     ----------    ----------     ----------



 LIABILITIES AND STOCKHOLDERS' EQUITY:
    LIABILITIES NOT SUBJECT TO COMPROMISE:
       DIP Credit Facility                                              $15,000       $15,000        $15,000
       Accrued Reorganization Costs                                       5,871         4,162          3,410
       Accrued Wages, Benefits and Payroll Taxes                          6,313         5,380          7,022
       Accounts Payable - Post Petition                                   9,266         8,173          5,236
       Accrued Interest (Chase & DIP Facilities )                         4,465         4,464          4,249
       Accrued Expenses and Other Current Liabilities                    35,063        34,282         38,639
       Advance Billings and Customer Deposits                            37,331        36,514         39,063
                                                                     ----------    ----------     ----------
               Total Liabilities Not Subject To Compromise              113,309       107,975        112,620

    LIABILITIES SUBJECT TO COMPROMISE:
       Accrued Wages, Benefits and Payroll Taxes                          6,420         6,953          9,744
       Chase Credit Facility                                            649,000       649,000        649,000
       Notes Payable - 10 1/2%                                          174,125       174,125        174,125
       Notes Payable - 9 3/8%                                           250,000       250,000        250,000
       Notes Payable - Yampol                                               986           986            986
       Notes Payable - Dial Page 12 1/4%                                  1,570         1,570          1,570
       Accrued Interest On Notes Payable                                 20,761        20,761         20,759
       Accounts Payable- Pre Petition                                    16,062        13,956         12,974
       Accrued Expenses and Other Current Liabilities - Pre Petition     18,955        20,128         20,348
       Other Liabilities                                                  5,056         5,099          5,142
                                                                     ----------    ----------     ----------
               Total Liabilities Subject To Compromise                1,142,936     1,142,579      1,144,648

    DEFERRED TAX LIABILITY                                               72,097        72,097         72,097

    STOCKHOLDERS' EQUITY
       Class A Common Stock                                                  39            39             39
       Class B Common Stock                                                   2             2              2
       Additional Paid-In Capital                                       671,459       671,459        671,459
       Accumulated Deficit - Pre Petition                              (437,127)     (437,127)      (437,127)
       Accumulated Deficit - Post Petition                              (91,665)      (73,744)       (56,901)
                                                                     ----------    ----------     ----------
               Total Stockholders' Equity                               142,709       160,630        177,473
       Less:
       Treasury Stock                                                    (6,123)       (6,123)        (6,123)
                                                                     ----------    ----------     ----------
               Total Stockholders' Equity                               136,586       154,507        171,350

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $1,464,927    $1,477,158     $1,500,715
                                                                     ----------    ----------     ----------
                                                                     ----------    ----------     ----------


                                               See Accompanying Notes

                                                       6 of 18

FOOTNOTES TO THE FINANCIAL STATEMENTS:

     1. Subsequent to the issuance of the May 31, 1997 Monthly Operating Report, the Company completed the closing of its unaudited financial statements for the year ended December 31, 1996; except for the application of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets, to be Disposed Of" ("SFAS 121"). The financial statements herein have not been prepared in accordance with GAAP because SFAS 121 has not been applied. The closing of the unaudited December 31, 1996 financial statements led to adjustments to previously reported May and April amounts in the Consolidated Statements of Operations (depreciation expense), Balance Sheets and Cash Flows as described in the Headnotes. There may also be adjustments to certain other accounts as a result of the Debtor's filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

     In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The company has reduced Paging Revenues to reflect the recording of an allowance for estimated disparities between system recorded revenues and cash collections in the amounts of $2.0, $2.0 and $4.0 million for the months of June, May and April, respectively.

5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.

6. The Company is the second largest paging company in the U.S., with approximately 4.0 million units in service at June 30, 1997, and offers local, regional and national paging services to its subscribers. The Company is reviewing its units in service to determine the number of units for which payment is delinquent, which require removal from its billing system. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

      On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing. The FCC's order initiated a fact-finding and evaluative hearing process to gather information with which to make a decision, but would not be a final disposition of the FCC's action. On April 23, 1997, the Company filed a motion with the FCC seeking a stay of the hearing proceeding instituted by the FCC order adopted April 8, 1997. On May 2, 1997 the Administrative Law Judge denied the Company's motion to stay the hearing from which decision the company sought an appeal.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissable transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as SECOND THURSDAY, provides that if there is a change of control that meets the conditions of SECOND THURSDAY, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                        FOR THE MONTH ENDED JUNE 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

------------------------------------------------------------------------------

The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

SUBSEQUENT TO THE ISSUANCE OF THE MAY 31, 1997 MONTHLY OPERATING REPORT, THE COMPANY COMPLETED THE CLOSING OF ITS UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996; EXCEPT FOR THE APPLICATION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS, TO BE DISPOSED OF " ("SFAS 121"). THE FOLLOWING FINANCIAL STATEMENTS HAVE NOT BEEN PREPARED IN ACCORDANCE WITH GAAP BECAUSE SFAS 121 HAS NOT BEEN APPLIED. UPON THE APPLICATION OF SFAS 121, THE COMPANY EXPECTS TO BE REQUIRED TO WRITE DOWN THE CARRYING VALUE OF ITS LONG-LIVED ASSETS TO THEIR FAIR VALUE. THE COMPANY BELIEVES THE AMOUNT OF THE WRITE-DOWN WOULD BE MATERIAL; HOWEVER, IT IS NOT POSSIBLE AT THIS TIME TO DETERMINE SUCH AMOUNT. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) REFLECT CERTAIN ADJUSTMENTS TO PREVIOUSLY REPORTED CASH FLOW ITEMS AS A RESULT OF THE CLOSING OF THE UNAUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1996.


                                     MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE MONTHS ENDED JUNE 30, 1997, MAY 31, 1997 AND APRIL 30, 1997
                                                  (UNAUDITED)
                                                 (IN THOUSANDS)

                                                                            JUNE         MAY         APRIL
                                                                            1997       1997 (1)     1997 (1)
                                                                        ----------  -----------   -----------

OPERATING ACTIVITIES
  NET LOSS                                                               ($17,921)    ($16,843)    ($17,378)
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
  PROVIDED BY (USED IN) OPERATING ACTIVITIES:
   Depreciation And Amortization                                           18,523       17,938       17,731
   Provision For Uncollectible Accounts And Returns                         3,323        5,527        8,046
   Undistributed Earnings Of Affiliate                                        (23)         (28)         (28)
   Deferred Financings Fees, Net                                              554          554          554
   Change In Operating Assets and Liabilities:
    Accounts Receivable                                                    (3,971)      (4,842)      (3,008)
    Inventory                                                               2,515        1,445         (386)
    Prepaid Expenses And Other Assets                                        (377)         370         (840)
    Accounts Payable, Accrued Expenses and Other                            5,691       (6,714)         762
                                                                       ----------    ----------    ---------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                         8,314       (2,593)       5,453


INVESTING ACTIVITIES
  Construction And Capital Expenditures,
    Including Net Change In Pager Assets                                   (7,680)      (2,780)      (4,373)
                                                                       ----------    ----------    ---------
NET CASH USED IN INVESTING ACTIVITIES                                      (7,680)      (2,780)      (4,373)


FINANCING ACTIVITIES
  Repayments of DIP Credit Facility                                             0            0       (5,000)
                                                                       ----------    ----------    ---------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                             0            0       (5,000)


NET DECREASE IN CASH AND CASH EQUIVALENTS                                     634       (5,374)      (3,920)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                            3,425        8,799       12,719
                                                                       ----------    ----------    ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                 $4,059       $3,425       $8,799
                                                                       ----------    ----------    ---------
                                                                       ----------    ----------    ---------


                                                SEE ACCOMPANYING NOTES

                                                        12 of 18

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                     STATEMENT OF ACCOUNTS RECEIVABLE AGING
                   AND AGING OF POSTPETITION ACCOUNTS PAYABLE
                        FOR THE MONTH ENDED JUNE 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)


-----------------------------------------------------------------------------


------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING

--------------------------------------------------------------------------------
-------------- --------------------- -------------------------------------------
                     $  31,402,657    0 - 30 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                        23,570,228   31 - 60 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                        16,151,200   61 - 90 days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                        69,027,140   91+ days old
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                       140,151,225   TOTAL TRADE ACCOUNTS RECEIVABLE
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                      ( 81,575,858)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                        58,575,367   TRADE ACCOUNTS RECEIVABLE (NET)
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                         2,258,362   OTHER NON-TRADE RECEIVABLES
               --------------------- -------------------------------------------
               --------------------- -------------------------------------------
                    $   60,833,729   ACCOUNTS RECEIVABLE, NET
-------------- --------------------- -------------------------------------------



-------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
------------------------------------------------------------------------- ------------ ------------ -----------------
---------------------------------------- ---------------- --------------- ------------ ------------ -----------------
                                              0-30            31-60          61-90         91+
                                              Days             Days          Days         Days           Total
---------------------------------------- ---------------- --------------- ------------ ------------ -----------------
ACCOUNTS PAYABLE                             $ 6,664,166       2,183,610      269,251      148,887      $  9,265,914
---------------------------------------- ---------------- --------------- ------------ ------------ -----------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                        FOR THE MONTH ENDED JUNE 30, 1997


DEBTOR NAME:      MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:      97-174 (PJW)

-------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

---------------------------------------------------------------------------------------------------------------------
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
                                         BEGINNING        AMOUNT                          ENDING
                                            TAX          WITHHELD         AMOUNT           TAX          DELINQUENT
                                         LIABILITY      OR ACCRUED         PAID         LIABILITY         TAXES
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FEDERAL
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
WITHHOLDING                              $          0    $ 2,553,572     $ 2,553,572     $         0     $         0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYEE                                       0      1,960,284       1,960,284               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
FICA-EMPLOYER                                       0      1,583,214       1,549,442          33,772               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                        0         18,791          18,330             461               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
INCOME                                              0              0               0               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL FEDERAL TAXES                                 0      6,115,862       6,081,628          34,233               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
STATE AND LOCAL
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
WITHHOLDING                                         0        387,490         387,490               0               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
SALES                                         570,264      3,782,791       3,742,864         610,191               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
UNEMPLOYMENT                                        0         92,902          90,356           2,546               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
REAL PROPERTY                               1,353,414        317,058               0       1,670,473               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
OTHER                                          62,168        402,943         256,825         208,286               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL STATE  AND LOCAL                      1,985,846      4,983,184       4,477,535       2,491,496               0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------
TOTAL TAXES                              $  1,985,846   $ 11,099,046    $ 10,559,163     $ 2,525,729     $         0
-------------------------------------- --------------- -------------- --------------- --------------- ---------------



---------------------------------------------------------------------------------------------------------------------
                                       PAYMENTS TO INSIDERS AND PROFESSIONALS
                                         FOR THE MONTH ENDED JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      INSIDERS

----------------------------- ----------------------------- ---------------------- ------------------ ----------------
         Payee Name                     Position                Salary/Bonus/        Reimbursable
                                                               Auto Allowance          Expenses            Total
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Alvarez & Marsal Inc. -       Chairman - Restructuring             $      224,293         $    7,626        $ 231,918
Joseph A. Bondi
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Boykin, Roberta               Assistant Corporate Counsel                   8,462                  0            8,462
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Burdette, H. Stephen          Senior VP Corporate                          13,923                298           14,221
                              Development and Acting
                              Senior VP Operations
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Cross, Andrew                 Executive VP Sales and                       79,000              1,201           80,201
                              Marketing
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Grawert, Ron                  Chief Executive Officer                      30,769              5,271           36,040
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Gray, Patricia                Secretary/Acting General                     19,460                  0           19,460
                              Counsel
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Gross, Steven                 Senior VP Strategic Planning                 13,923              4,856           18,779
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Hilson, Debra                 Assistant Secretary                           4,615              3,046            7,661
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Hughes, Curtis                Assistant VP Mgmt.                            8,320              1,177            9,497
                              Information Systems
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Pascucci, James               Assistant Treasurer                           7,662              2,362           10,024
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Pittsman, Santo               Senior VP of Administration                  15,846              6,614           22,460
                              and Business Planning
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Shea, Kevin                   Treasurer                                    10,778                  0           10,778
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
Witsaman, Mark                Senior VP and Chief                          13,923                597           14,520
                              Technology Officer
----------------------------- ----------------------------- ---------------------- ------------------ ----------------
                                                                          TOTAL PAYMENTS TO INSIDERS        $ 484,023
----------------------------------------------------------------------------------------------------- ----------------




---------------------------------------------------------------------------------------------------------------------
                                 PAYMENTS TO INSIDERS AND PROFESSIONALS (CONTINUED)
                                         FOR THE MONTH ENDED JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
------------------------------------------------- -------------- ----------------- ---------------- -----------------
                                                                                                       Holdback
                                                     Date of                                              and
             Name and Relationship                    Court          Invoices         Invoices          Invoice
                                                    Approval       Received (1)         Paid            Balances
                                                                                                          Due
------------------------------------------------- -------------- ----------------- ---------------- -----------------
1.  Ernst & Young - Auditor, Tax and Financial       1/30/97           $        0         $      0        $  226,113
       Consultants to Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
2.  Latham & Watkins - Counsel to Debtor             1/30/97              432,429          192,556           292,027
------------------------------------------------- -------------- ----------------- ---------------- -----------------
3.  Alvarez & Marsal Inc.- Restructuring             1/30/97              215,426          199,019           317,750
       Consultant to Debtor (2)
------------------------------------------------- -------------- ----------------- ---------------- -----------------
4.  Sidley & Austin - Bankruptcy Counsel to          1/30/97              199,388          215,482           320,101
       Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
5.  Young, Conway, Stargate & Taylor - Delaware      1/30/97               48,318           20,424            51,285
       Counsel to Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
6.  Wiley, Rein & Fielding - FCC Counsel to          1/30/97              238,877          146,858           279,028
       Debtor
------------------------------------------------- -------------- ----------------- ---------------- -----------------
7.  Koteen & Naftalin - FCC Counsel to  Debtor       6/11/97               49,096                0            49,096
------------------------------------------------- -------------- ----------------- ---------------- -----------------
8.  Houlihan, Lokey, Howard & Zukin - Advisors       6/04/97              314,398                0           314,398
       to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
9.  Jones, Day, Reavis & Pogue - Counsel to the      4/03/97               46,357           17,833            53,625
       Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
10. Morris, Nichols, Arsht & Tunnell - Delaware      4/03/97               10,133                0            10,133
       Counsel to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
11. Paul, Weiss, Rifkind, Wharton & Garrison -       4/25/97               47,127           37,804             9,322
       FCC Counsel to the Creditors' Committee
------------------------------------------------- -------------- ----------------- ---------------- -----------------
                TOTAL PAYMENTS TO PROFESSIONALS                        $1,601,549         $829,976        $1,922,879
---------------------------------------------------------------- ----------------- ---------------- -----------------


(1) Excludes invoices for fees and expenses through June 30, 1997 that were received by the Debtors subsequent to June 30, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).


---------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULED            AMOUNTS
                                                              MONTHLY              PAID                TOTAL
                                                             PAYMENTS             DURING               UNPAID
NAME OF CREDITOR                                                DUE                MONTH            POSTPETITION

------------------------------------------------------- -------------------- ------------------ ---------------------
The Chase Manhattan Bank - (Interest)                          $  4,571,234       $ 4,571,234*   $                 0
------------------------------------------------------- -------------------- ------------------ ---------------------

* Payment made on 7/1/97.


----------------------------------------------------------------------------------------------- ---------- ----------
QUESTIONNAIRE
FOR THE MONTH ENDED JUNE 30, 1997                                                                  YES        NO
----------------------------------------------------------------------------------------------- ---------- ----------
1.  Have any assets been sold or transferred outside the normal course of business this                       NO
    reporting period?
----------------------------------------------------------------------------------------------- ---------- ----------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                 NO
----------------------------------------------------------------------------------------------- ---------- ----------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                    NO
----------------------------------------------------------------------------------------------- ---------- ----------
4.  Have any payments been made of prepetition liabilities this reporting period?                  YES
----------------------------------------------------------------------------------------------- ---------- ----------
5.  Have any postpetition loans been received by the debtor from any party?                        YES
----------------------------------------------------------------------------------------------- ---------- ----------
6.  Are any postpetition payroll taxes past due?                                                              NO
----------------------------------------------------------------------------------------------- ---------- ----------
7.  Are any postpetition state or federal income taxes past due?                                              NO
----------------------------------------------------------------------------------------------- ---------- ----------
8.  Are any postpetition real estate taxes past due?                                                          NO
----------------------------------------------------------------------------------------------- ---------- ----------
9.  Are any postpetition taxes past due?                                                                      NO
----------------------------------------------------------------------------------------------- ---------- ----------
10. Are any amounts owed to postpetition creditors past due?                                                  NO
----------------------------------------------------------------------------------------------- ---------- ----------
11. Have any prepetition taxes been paid during the reporting period?                              YES
----------------------------------------------------------------------------------------------- ---------- ----------
12. Are any wage payments past due?                                                                           NO
----------------------------------------------------------------------------------------------- ---------- ----------

     If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.      The Court has authorized the Debtors to pay certain
                  pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
                  (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5.           During the month of February 1997, the Debtors drew down
                  $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.

-------------------------------------------------------------------------------
                                    INSURANCE
                        FOR THE MONTH ENDED JUNE 30, 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------
                                          PERSONNEL
                              FOR THE MONTH ENDED JUNE 30, 1997
--------------------------------------------------------------------------------------------------
                                                                      Full Time      Part Time
------------------------------------------------------------------- -------------- ---------------
1.  Total number of employees at beginning of period                       3,375             155
------------------------------------------------------------------- -------------- ---------------
2.  Number of employees hired during the period                              124              17
------------------------------------------------------------------- -------------- ---------------
3.  Number of employees terminated or resigned during the period             (42)            (37)
------------------------------------------------------------------- -------------- ---------------
4.  Total number of employees on payroll at end of period                  3,457             135
------------------------------------------------------------------- -------------- ---------------